EXHIBIT 10.1

NOTE AND WARRANT SUBSCRIPTION AGREEMENT

This Note and Warrant Subscription Agreement (this “Agreement”) is entered into as of October 28, 2025 (the “Effective Date”), by and among Artelo Biosciences, Inc., a Nevada corporation (the “Company”) and the Investors listed on Schedule A hereto (the “Investors”).

RECITALS

A. Between April 27, 2025 and May 1, 2025, the Company entered into Subscription Agreements with the Investors (collectively, the “Prior Subscription Agreement”), pursuant to which the Company issued convertible notes (each, a “May 2025 Note” and collectively the “May 2025 Notes”) in the aggregate principal amount of $900,000. The May 2025 Notes had a maturity date of October 28, 2025 (the “May 2025 Note Maturity Date”), which date is the 180th day following the closing and issuance of the May 2025 Notes (May 1, 2025).

B. Pursuant to the “Voluntary Conversion” provisions of the May 2025 Notes, the Investors had the right to voluntarily convert, on the May 2025 Note Maturity Date, a certain portion of the unpaid principal balance and accrued interest of each May 2025 Note as of the May 2025 Note Maturity Date, as set forth on Schedule A hereto, into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). No Investors of the May 2025 Notes exercised the right to voluntarily convert the available portion of the May 2025 Notes into Common Stock on the May 2025 Note Maturity Date.

C. Pursuant to the “Automatic Conversion” provisions of the May 2025 Notes, on the May 2025 Note Maturity Date, the Company is required to issue to the Investors warrants, in the form attached as Exhibit B to the Prior Subscription Agreement (each, a “Prior Subscription Agreement Warrant” and collectively, the “Prior Subscription Agreement Warrants”), to purchase shares of Common Stock (the “Prior Subscription Agreement Warrant Shares”) in full satisfaction of that portion of the unpaid principal balance and accrued interest of the May 2025 Notes that is not subject to the “Voluntary Conversion” described in Recital B, as set forth on Schedule A hereto under the column heading “Automatic Conversion Amount of May 2025 Note at Maturity.”

D. On the Effective Date, the Company desires to issue and sell to the Investors, and the Investors desire to purchase (by converting, all or a portion of, the unconverted “Voluntary Conversion” portion of unpaid principal balance and accrued interest due to such Investors upon the maturity of the May 2025 Notes), convertible promissory notes in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively the “Notes”), in an initial principal amount equal to, with respect to each such Investor, (i) the applicable portion of the unconverted “Voluntary Conversion” portion of the unpaid principal balance and accrued interest of such Investor’s May 2025 Note as of the May 2025 Note Maturity Date, minus (ii) the aggregate value of the October 2025 Warrants (as defined below) to be issued to such Investor on the Effective Date, in each case as set forth on Schedule A hereto under the column heading “Initial Principal Amount of Note (Unadjusted)” and “Nasdaq Value of October 2025 Warrant,” respectively.

E. On the Effective Date, the Company desires to issue and sell to the Investors, and the Investors desire to purchase from the Company, warrants in substantially the form attached hereto as Exhibit B (each, an “October 2025 Warrant” and collectively, the “October 2025 Warrants”), to purchase an aggregate of 438,182 shares of Common Stock (each an “October 2025 Warrant Share” and collectively “the “October 2025 Warrant Shares”). For each Investor, the number of shares of Common Stock subject to such Investor’s October 2025 Warrant shall be equal to two (2) times the number of shares of Common Stock into which such October 2025 Warrant is convertible as of the Effective Date (prior to, for avoidance of doubt, any reduction to the initial principal amount thereof to reflect the purchase of the October 2025 Warrants, as described in Recital D above and hereafter). As payment for each Investor’s October 2025 Warrant, an amount equal to $0.125 multiplied by the number of shares of Common Stock subject to such Investor’s October 2025 Warrant shall be deducted from the initial principal amount of such Investor’s Note, as described in Recital D above and as specified on Schedule A hereto under the column heading “Nasdaq Value of October 2025 Warrant.”

F. For any Investor that is an officer, director, employee or consultant of the Company, the conversion price of the Note and the exercise price of the October 2025 Warrant shall be equal to the greater of (i) the “Minimum Price,” as contemplated by Nasdaq Listing Rule 5635(d)(1)(A), calculated as of the Effective Date, and (ii) the consolidated closing bid price of the Company’s common stock on the Effective Date. For all other Investors, the conversion price of the Note and the exercise price of the October 2025 Warrant shall be equal to the “Minimum Price,” as contemplated by Nasdaq Listing Rule 5635(d)(1)(A).

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AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes and Warrants.

(a) Issuance of Notes and October 2025 Warrants. In accordance with and subject to all of the terms and conditions hereof, the Company agrees to sell and issue to the Investors at the Closing, and the Investors agree to purchase at the Closing, the Notes and October 2025 Warrants set forth opposite such Investor’s name on Schedule A hereto under the column heading “Initial Principal Amount of Note (Unadjusted)” and “Number of Shares subject to October 2025 Warrant,” respectively.

(b) Interest Rate; Note Maturity. The Notes shall bear interest from the date of issuance on the unpaid principal balance at a rate equal to 12.0% per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) April 28, 2026 (the “Maturity Date”), or (ii) when, upon the occurrence and during the continuance of an Event of Default (as defined in the Note), such amounts are declared due and payable by Investor or made automatically due and payable, in each case, in accordance with the terms of the Note. Upon the occurrence of an Event of Default, the Notes shall bear interest, from the date the Event of Default occurred until the same has been cured, at a rate equal to 20.0% per annum on the then unpaid principal balance).

(c) Conversion of Notes to Common Stock. Each Note shall be convertible into Common Stock as provided in the Note.

(d) Closing. The issuance and sale of the Notes and October 2025 Warrants shall take place remotely via the exchange of documents and signatures on the date hereof or at such other time and place as the Company and the Investors mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

(i) Except as otherwise provided below, at the Closing, the Company shall deliver to each Investor the following: (i) this Agreement duly executed by the Company; (ii) a Prior Subscription Agreement Warrant registered in the name of such Investor to purchase up to that number of shares of Common Stock set forth opposite such Investor’s name on Schedule A hereto under the column heading “Number of Shares Subject to Prior Subscription Agreement Warrants”; (iii) a Note in the name of such Investor in the amount set forth opposite such Investor’s name on Schedule A hereto under the column heading “Initial Principal Amount of Note (Unadjusted)”; and (iv) an October 2025 Warrant registered in the name of such Investor to purchase up to that number of shares of Common Stock set forth opposite such Investor’s name on Schedule A hereto under the column heading “Number of Shares subject to October 2025 Warrant.”

(ii) At the Closing, each Investor shall deliver to the Company this Agreement duly executed by such Investor.

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(e) Satisfaction of May 2025 Notes. By executing and delivering this Agreement, each of the Investors hereby irrevocably agrees that:

(i) The aggregate principal and accrued interest of all such May 2025 Notes held by such Investor is set forth on Schedule A hereto under the column heading “Total Principal and Accrued Interest under May 2025 Note at Maturity”;

(ii) Such Investor is the sole owner of all right, title and interest in and to the May 2025 Note corresponding to the amounts shown opposite such Investor’s name on Schedule A hereto;

(iii) At the Closing, the unconverted “Voluntary Conversion” portion of the unpaid principal balance and accrued interest of such Investor’s May 2025 Note will automatically, and without any action on the part of such Investor, be converted and applied as payment for the Note for the amount set forth opposite such Investor’s name on Schedule A hereto under the column heading “Initial Principal Amount of Note (Unadjusted),” regardless of whether any such May 2025 Note or an affidavit of loss therefor is actually delivered in original or other form to the Company, and any original May 2025 Note held by (or delivered (electronically or otherwise) to) the Company may be cancelled (and marked cancelled) by the Company upon or following the Closing;

(iv) As to such Investor, such Investor’s Notes are issued in full and complete discharge and satisfaction of all obligations of the Company (including any notice provisions or covenants contained therein) under such Investor’s May 2025 Notes, and such May 2025 Notes will be automatically terminated and of no further force or effect immediately upon the Closing; and

(v) Such Investor hereby waives in connection with such issuance any notices required by the terms of such May 2025 Notes (as well as any other terms and conditions under the terms of the May 2025 Notes that would otherwise be required).

(f) Tax Reporting. The Company and each Investor agree that the Notes may comprise an “investment unit” under Treasury Regulations section 1.1273-2. The Company, in consultation with the Investors, shall determine the “issue price” of the Notes in accordance with Treasury Regulations Section 1273-2 and report “original issue discount” if any, as required by the Treasury Regulations.

2. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on the Company.

(b) Authority. The execution, delivery and performance by the Company of each transaction document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company, its officers, directors and stockholders.

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(c) Enforceability. Each transaction document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Compliance with Other Instruments. Neither the authorization, execution and delivery of this Agreement, nor the issuance and delivery of the Notes and October 2025 Warrants and/or the performance of the Company’s obligations thereunder, will constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company’s current Articles of Incorporation or bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

3. Representations and Warranties of the Investor. Each Investor, severally and not jointly, represents and warrants to the Company as follows:

(a) Binding Obligation. The Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) Securities Law Compliance. The Investor has been advised that the Notes, the October 2025 Warrants and the Shares (collectively, the “Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Except as set forth in Section 4, such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath such Investor’s name on the signature page hereto.

(c) Access to Information. The Investor acknowledges that the Company has given such Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Securities.

(d) Legends. Such Investor understands that, until such time as the Shares may be sold pursuant to Rule 144 under the Securities Act, any certificates representing the Securities, whether maintained in a book entry system or otherwise, will bear one or more legends in substantially the following form and substance:

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“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

In addition, any stock certificates, whether maintained in a book entry system or otherwise, representing the Shares may contain any legend required by the blue sky laws of any state to the extent such laws are applicable to the sale of such Shares hereunder. The Company shall use its commercially reasonable efforts to help facilitate the removal of such legend when it is legally permitted to do so under Rule 144, or to facilitate any transfer of the Shares under Rule 144 that may be requested by Investors but shall not be obligated to incur any material costs or expenses in making such efforts other than as set forth herein.

(e) Restricted Securities. Such Investor understands that the Shares are characterized as “restricted securities” under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. Accordingly, such Investor represents that it is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(f) Independent Advice. Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4. Registration of the Shares under the Securities Act.

(a) The Company shall, on or before the date that is twenty (20) days after the Closing, use its commercially reasonable efforts to prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 or S-3, as appropriate (the “Registration Statement”), relating to and providing for the resale of the Shares by the Investors on a continuous basis pursuant to Rule 415 under the Securities Act.

(b) The Company shall use its commercially reasonable efforts, subject to receipt of necessary information from the Investors, to cause the Commission to declare the Registration Statement effective as soon as practicable after the date of the filing thereof and in any event no later than sixty (60) days after such filing if the Registration Statement has been filed on Form S-3, and no later than ninety (90) days after such filing if such Registration Statement has been filed on Form S-1, and in either case, no later than forty-five (45) days after such filing in the event the Registration Statement is not reviewed by the Commission (in either case, such date, the “Effectiveness Deadline”).

(c) The Company shall promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) the second anniversary of the effective date of the Registration Statement, (ii) such time as all of the Shares purchased by the Investors pursuant to the terms of this Agreement have been sold pursuant to the Registration Statement, or (iii) such time as the Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act or any other rule of similar effect.

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(d) Notwithstanding the foregoing obligations, the Company may, upon written notice to the Investors, for a reasonable period of time, not to exceed ninety (90) days (each, a “Blackout Period”), delay the filing of a Registration Statement or a request for acceleration of the effective date, or suspend the effectiveness of any Registration Statement, in the event that (A) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations and such disclosure could result in material harm to the Company or its business transactions or activities, (B) the Company does not yet have appropriate financial statements of any acquired or to be acquired entities necessary for filing, or (C) any other event occurs that makes any statement of a material fact made in such Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in the Registration Statement in order to make the statements therein not misleading. If the Company suspends the effectiveness of a Registration Statement pursuant to this Section 4(d), the Company shall, as promptly as reasonably practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such Registration Statement and give written notice to the Investors authorizing the Investors to resume offerings and sales pursuant to such Registration Statement. If as a result thereof the prospectus included in such Registration Statement has been amended or supplemented to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Investor given pursuant to this Section 4. The Company shall be entitled to exercise its rights under this Section 4(d) not more than once in any six (6) month period; provided, however, that the aggregate number of days of all Blackout Periods hereunder shall not exceed 120 days in any twelve (12) month period. After the expiration of any Blackout Period and without further request from the Investor, the Company shall effect the filing (or if required amendment or supplement) of the Registration Statement, or the filing of other documents, as necessary to allow the Investor to resell the Shares as set forth herein.

(e) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 4 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investors or underwriting discounts, brokerage fees and commissions incurred by the Investor, if any in connection with the offering of the Shares pursuant to the Registration Statement.

(f) In order to enable the Investors to sell the Shares under Rule 144 to the Securities Act, the Company shall use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act.

(g) The Company shall provide the Investors an opportunity to review and comment on all disclosures regarding the Investors and any plan of distribution proposed by them in connection with the preparation of any Registration Statement. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Investor or affiliate of an Investor as an “underwriter” without the prior written consent of such Investor.

(h) The Company’s obligations under this Section 4 shall terminate in full at such time as the Shares become eligible for resale by the Investors without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act or any other rule of similar effect.

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5. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investors representing a majority of all principal then owing pursuant to outstanding Notes issued pursuant to this Agreement, provided that no such amendment, waiver or consent shall affect the amendment provisions set forth in Section 8 of the Notes or Section 13 of the October 2025 Warrant unless the provisions thereof shall have been separately complied with. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the Investors with respect to their Notes and October 2025 Warrants.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

(c) Jurisdiction and Venue. Each of the parties hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Nevada and the United States District Court for the District of Nevada for the interpretation and enforcement of the provisions of this Agreement. Each Investor and the Company also agrees that the jurisdiction over such persons and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for herein or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

(d) Waiver of Jury Trial. By EXECUTION of this AGREEMENT, Investor hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this AGREEMENT or any of the Transaction Documents.

(e) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(f) Successors and Assigns. The rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(g) Entire Agreement. This Agreement, together with the Note and October 2025 Warrant, constitute and contain the entire agreement between the Company and Investor and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 5(h). If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130.

(i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have executed this Note and Warrant Subscription Agreement as of the Effective Date.

ARTELO BIOSCIENCES, INC.

By:
Gregory D. Gorgas
President and Chief Executive Officer

Address:

Email:

[Signature Page to Note and Warrant Subscription Agreement]

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            IN WITNESS WHEREOF, the parties have executed this Note and Warrant Subscription Agreement as of the Effective Date.

INVESTOR

By:
Name:
Title:

Address:

Email:

[Signature Page to Note and Warrant Subscription Agreement]

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Schedule A

INVESTORS

Name of Investor	Initial Principal Amount of May 2025 Note	Accrued Interest under May 2025 at Maturity	Total Principal and Accrued Interest under May 2025 Note at Maturity	Number of Shares Issuable Pursuant to Voluntary Conversion under May 2025 Note at Maturity	Voluntary Conversion Amount of May 2025 Note at Maturity	Automatic Conversion Amount of May 2025 Note at Maturity	Number of Shares Subject to Prior Subscription Agreement Warrants	Initial Principal Amount of Note (Unadjusted)	Number of Shares into which Note is convertible on Effective Date.	Number of Shares subject to October 2025 Warrant	Nasdaq Value of October 2025 Warrant	Initial Principal Amount of Note (Adjusted)

Total

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EXHIBIT A

EXHIBIT A

FORM OF NOTE

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EXHIBIT B

EXHIBIT B

FORM OF OCTOBER 2025 WARRANT

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